Exhibit 10.3

INCREASED COMMITMENT NOTICE AND ADDED LENDER AGREEMENT

Date:   September 26, 2003

Bank of America, N.A., as Administrative Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-03
Charlotte, North Carolina 28255
Attention:	Mary F. Edwards
Agency Management

American Management Systems, Incorporated
AMS Management Systems Australia Pty, Limited
AMS Management Systems Canada Inc.
AMSY Management Systems Netherlands B.V.
c/o American Management Systems, Inc.
4000 Legato Road, 4th Floor
Fairfax, Virginia 22033

Attention:	Hui Markva

Ladies and Gentlemen:

     We refer to the Credit Agreement, dated as of November 13, 2002 (as amended, restated, modified, supplemented or renewed from time to time, the “Credit Agreement”) among American Management Systems, Incorporated, AMS Management Systems Australia Pty. Limited, AMS Management Systems Canada Inc. and AMSY Management Systems Netherlands B.V. (collectively, the “Borrowers”), the Lenders parties thereto, Bank of America, N.A., as administrative agent (in such capacity, the “Agent”), L/C Issuer and Swing Line Lender, Bank of America, N.A. (Canada Branch), as Canadian Agent and Canadian Fronting Lender, BA Asia Limited, as Australian Agent, and Bank of America, National Association, Sydney Branch, as Australian Fronting Lender.

     This Increased Commitment Notice and Added Lender Agreement (this “Agreement”) is made and delivered pursuant to (a) Section 2.17 of the Credit Agreement, and (b) the Increased Commitment Request dated September 4, 2003 from the Borrowers to the Agent.

     The Borrowers, by their execution hereof, give notice to the Agent of their election to increase the Aggregate Commitments by $40,000,000 in accordance with the terms hereof, effective as of September 26, 2003 (the “Effective Date”).

     As of the Effective Date, KeyBank National Association (“KeyBank”) will become a party to the Credit Agreement as a Lender, with a Commitment of $40,000,000. KeyBank hereby confirms and agrees that with effect on and after the Effective Date, it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with a Commitment in the amount set forth above. KeyBank (a) acknowledges that it has received a copy of the Credit Agreement and the schedules and exhibits thereto, copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Agent, the Borrowers, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Agreements.

     The following administrative details apply to KeyBank:

     Request for Loans:

KeyBank National Association
127 Public Square
OH-01-27-0611
Cleveland, OH 44114
Attn:	Paula Brewer Deal Administrator
Telephone:	(216) 689-4259
Facsimile:	(216) 689-4666
E-mail:	paula_brewer@keybank.com

Wire Instructions:
KeyBank National Association
Cleveland, OH 44114
ABA #041-001-039
Account #3057
Account Name:  Specialty Loan Services
Reference:	American Management Systems/ KCIB Services – Paula Brewer

     Notices (other than Requests for Loans):

KeyBank National Association
127 Public Square, 4th Floor
Cleveland, OH 44114
Attn:	Jeff Kalinowski Vice President
Telephone:	(216) 689-8319
Facsimile:	(216) 689-8329
E-mail:	jeffrey_kalinowski@keybank.com

     This Agreement shall constitute a Loan Document.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, NOTWITHSTANDING ITS EXECUTION OUTSIDE SUCH STATE.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeff Kalinowski

Title:	Vice President

ACKNOWLEDGED as of September 26, 2003:

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Mary F. Edwards

Title:	Assistant Vice President

AMERICAN MANAGEMENT SYSTEMS, INCORPORATED

By:	/s/ Alan P. Goldblatt

Title:	Alan P. Goldblatt, Treasurer

AMS MANAGEMENT SYSTEMS AUSTRALIA PTY. LIMITED

By:	/s/ James C. Reagan

Title:	James C. Reagan, Director

AMS MANAGEMENT SYSTEMS CANADA INC

By:	/s/ James C. Reagan

Title:	James C. Reagan, Director

AMSY MANAGEMENT SYSTEMS NETHERLANDS B.V.

By:	/s/ James C. Reagan

Title:	James C. Reagan, Managing Director